UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report — September 27, 2011

(Date of earliest event reported)

BEMIS COMPANY, INC.

(Exact name of Registrant as specified in its charter)

Commission File Number 1-5277

Missouri	43-0178130
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

One Neenah Center, 4th Floor, P.O. Box 669, Neenah, Wisconsin  54957-0669

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (920) 727-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

For purposes of the Registration Statement on Form S-3 (Registration No. 333-160681) (the “Registration Statement”) of Bemis Company, Inc. (the “Company”), the Company’s computation of the Ratio of Earnings to Fixed Charges for the six month periods ended June 30, 2011 and 2010, and the years ended December 31, 2010, 2009, 2008, 2007 and 2006, is filed herewith as Exhibit 12 and is incorporated by reference into this Current Report on Form 8-K and the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

12	Computation of the Ratio of Earnings to Fixed Charges for the six month periods ended June 30, 2011 and 2010, and the years ended December 31, 2010, 2009, 2008, 2007 and 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BEMIS COMPANY, INC.

By	/s/ Scott B. Ullem	By	/s/ Jerry S. Krempa
	Scott B. Ullem, Vice President and		Jerry S. Krempa, Vice President and
	Chief Financial Officer		Controller

Date: September 27, 2011

Index to Exhibits

Exhibit No.	Description

12	Computation of the Ratio of Earnings to Fixed Charges for the six month periods ended June 30, 2011 and 2010, and the years ended December 31, 2010, 2009, 2008, 2007 and 2006